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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 24, 2000
                                                          --------------



                            USinternetworking, Inc.
                            -----------------------
                          (Exact Name of Registrant as
                             Specified in Charter)

                                     25737
                                     -----
                             (Commission File No.)

                                   52-2078325
                                   ----------
                                 (IRS Employer
                              Identification No.)

                                    Delaware
                                    --------
                          (State or Other Jurisdiction
                               of Incorporation)




                                 One USi Plaza
                         Annapolis, Maryland 21404-7478
                             (Address of Principal
                               Executive Offices)



                                 (410) 897-4400
                                 --------------
                            (Registrant's telephone
                          number, including area code)




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ITEM 5.  OTHER EVENTS


         On July 24, 2000 USinternetworking Inc. ("the Company"), issued the press release filed herewith as Exhibit 99.1 in connection with the election of Andrew Stern as the new CEO. On July 25, 2000 the Company issued the press release filed herewith as Exhibit 99.2 in connection with its second quarter financial results. The Company is filing this Current Report on Form 8-K, together with Exhibit 99.1 and Exhibit 99.2, with the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



    USinternetworking, Inc.



By:      /s/ William T. Price
         --------------------------------------------
Name:    William T. Price
         --------------------------------------------
Title:   Vice President, General Counsel & Secretary
         --------------------------------------------


Date: July 26, 2000



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                                  EXHIBIT INDEX


*        99.1.    Press release dated July 24, 2000.
*        99.2.    Press release dated July 25, 2000.

---------------------------

*        Filed herewith.